Earnings 1Q26 MAY 6, 2026

This presentation of Recursion Pharmaceuticals, Inc. (“Recursion,” “we,” “us,” or “our”) and any accompanying discussion contain statements that are not historical facts may be considered forward-looking statements under federal securities laws and may be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” or words of similar meaning and include, but are not limited to, statements regarding the impact of the acceptance of the fifth milestone by Sanofi on future developments and potential treatments; the impact of FAP trial on the Recursion OS and other clinical and preclinical programs; financial position, cash runway, and ability to reduce our cash expense; our ability to use AI to translate complex science into medicines faster and better; Recursion’s OS industrializing first- and best-in-class drug discovery; our ability to industrialize clinical development and the effect of doing so on clinical trial outcomes; the occurrence or realization of potential milestones and their potential timing or amounts; current and future preclinical and clinical studies, including timelines for enrollment in studies, data readouts, progression toward IND- enabling and other potential studies, and engagement with the FDA; advancements of and other decisions regarding our pipeline, partnerships, and data strategies; the potential size of the market opportunity for our drug candidates; outcomes and benefits from licenses, partnerships and collaborations, including option exercises by partners; the initiation, timing, progress, results, and cost of our research and development programs; advancements of our Recursion OS; and many others. Other important factors and information are contained in Recursion’s most recent Annual Report on Form 10-K, and the Company’s other filings with the U.S. Securities and Exchange Commission (the “SEC”), which can be accessed at https://ir.recursion.com, or www.sec.gov. All forward-looking statements are qualified by these cautionary statements and apply only as of the date they are made. Recursion does not undertake any obligation to update any forward- looking statement, whether as a result of new information, future events or otherwise. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the company’s own internal estimates and research. While the company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third- party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the company believes its own internal research is reliable, such research has not been verified by any independent source. Information contained in, or that can be accessed through our website is not a part of and is not incorporated into this presentation. Cross-trial or cross-candidate information about other investigational assets and drug candidates are not based on head-to-head studies and are presented for informational purposes; data presented are based on publicly available information for other clinical trials and other drug candidates. ® 2026 Recursion Pharmaceuticals, Inc. Recursion and its related logo are registered trademarks of Recursion Pharmaceuticals, Inc. All other trademarks are property of their respective owners. Important Information 2

Our journey: Turning Recursion's foundation into proof with clinical and partnered programs

AI POTENTIAL PHASE | **INITIAL DISCOVERY ASSETS** | **CLINICAL & PARTNERED ASSETS**

Foundational Infrastructure

Automated lab infrastructure to build datasets and validate model predictions

Proprietary Data Engine

Building and curating **50+ petabytes of multi-omic data**

Earliest adopter of **one of biotech's most powerful supercomputers**

Lab in a Loop

AI-guided closed-loop experimentation to validate hypotheses cheaper, faster, with focus on high quality

Clinical & Partnered Advancement

Recursion

Several potential first-in-class and/or best-in-class clinical and partnered pipeline advancing in oncology, immunology, neuroscience, and rare disease

3

Recursion

Recursion today: Delivering proof with a scalable, repeatable product engine 4 CLINICAL PROOF ESTABLISHED REC-4881 for FAP demonstrates first clinical proof-of-concept with promising efficacy and durability MULTIPLE SHOTS ON GOAL 5 wholly-owned programs with defined inflection points over the next 12–18 months PROVEN PARTNER MODEL >$500M in partner inflows and 10+ milestones delivered, validating the AI engine’s ability to generate novel targets and molecules AI-NATIVE PRODUCT ENGINE BUILT FOR REPEATABILITY End-to-end engine: biology → chemistry → clinical Powered by extensive proprietary data & lab-in-a-loop DISCIPLINED CAPITAL ALLOCATION Cash runway extends into early 2028 30% reduction in cash operating expenses1 YoY 1. Cash operating expense—defined as net cash used in operating activities less partnership inflows and transaction costs—is a non-GAAP financial measure. See Appendix for reconciliation of non-GAAP financial measures.

Our focus: Advancing internal and partnered pipeline by translating our AI-native product engine into therapeutic impact 5 Integrated Wet/Dry Lab AI/ Foundation Models Super Compute Bilingual Talent Proprietary Multimodal Data Wholly owned pipeline Partnered pipeline Vertically integrated, AI- native product engine Differentiated medicines, powered by AI

6 Translating proof to products Scaling a differentiated AI- native product engine Pairing bold ambition with disciplined execution Translate deep pipeline learnings into approved, revenue-generating medicines Advance a proprietary, compounding AI capability — where every experiment makes the system smarter and the moat wider Pairing focused innovation with rigorous capital allocation, execution, and measurable milestones that build towards our goal of medicines for patients 1 2 3 Three strategic pillars driving the transition from proof to products

Wholly owned pipeline: A differentiated, platform-derived pipeline with clear catalysts and disciplined decision points

	Disease Indication(s)	Total Addressable Market[1]	Late Discovery	Preclinical	Phase 1/2	Phase 3	Differentiation
REC-4881 MEK1/2	Familial adenomatous polyposis (FAP)	>50,000					• Targets underlying APC biology; rapid, durable polyp reductions with class-consistent safety
REC-617 CDK7	Advanced solid tumors	~150,000					• Designed for improved therapeutic window via high selectivity and shorter half-life
REC-1245 RBM39	Solid tumors & lymphoma[2]	>100,000					• Platform-derived novel target; potential first-in-class degrader targeting DNA repair vulnerabilities in resistant tumors
REC-3565 MALT1	B-cell malignancies	~41,000					• Designed to mitigate hyperbilirubinemia and enable combination therapy
REC-4539 LSD1	Solid tumors & hematology oncology	~45,000					• Designed to lower risk of thrombocytopenia and be brain penetrant to address CNS metastases
REC-7735 PI3Kα H1047R	Solid tumors	>21,000					• Highly mutant-selective PI3Kα designed to reduce hyperglycemia, discontinuations, and expand patient population
REC-102 ENPP1	Hypophosphatasia (HPP)	>7,800					• Potential first oral therapy to restore bone mineralization (offering alternative to injectables)

Neither the safety nor efficacy of the investigational drugs described has been established

1. Addressable patient populations estimate based on annual US+EU5 and currently identified indications

2. Multiple biomarkers being explored

7

Recursion

Wholly owned pipeline: A differentiated, platform-derived pipeline with clear catalysts and disciplined decision points

	Disease Indication(s)	Total Addressable Market[1]	Late Discovery	Preclinical	Phase 1/2	Phase 3	Recent Progress & Next Steps
REC-4881 MEK1/2	Familial adenomatous polyposis (FAP)	>50,000					✓ **Regulatory engagement underway to define registrational path; update 2H26**
REC-617 CDK7	Advanced solid tumors	~150,000					On track – early combo data expected 1H27
REC-1245 RBM39	Solid tumors & lymphoma[2]	>100,000					✓ **Early clinical data - well-tolerated with no DLTs to date and dose dependent PK; update 2H26**
REC-3565 MALT1	B-cell malignancies	~41,000					On track – mono data expected 1H27
REC-4539 LSD1	Solid tumors & hematology oncology	~45,000					✓ **First patient dosed; Ph 1 dose escalation underway; mono data in 2H27**
REC-7735 PI3Kα H1047R	Solid tumors	>21,000					On track – IND enabling go/no-go in 2H26
REC-102 ENPP1	Hypophosphatasia (HPP)	>7,800					On track – IND enabling go/no-go in 2H26



5+ programs across oncology and rare disease, each with near-term read-outs and go/no go decision points

1. Addressable patient populations estimate based on annual US+EU5 and currently identified indications
2. Multiple biomarkers being explored

8

Recursion

Partnered pipeline: Delivering AI-firsts with partners on a robust & diverse joint portfolio of programs

Select progress-based milestones achieved:


ACCEPTED
Sanofi
I&I 1 program
3Q23
ACCEPTED
Sanofi
Onc 1 program
3Q24
Sanofi
I&I 2 program
3Q24
ACCEPTED
Sanofi
I&I 3 program
2Q25
ACCEPTED
Sanofi
Onc 2 program
1Q26
2023
2024
2025
2026
ACCEPTED
Roche and Genentech
Small molecule validation program (one oncology indication)
3Q23
ACCEPTED
Roche and Genentech
Neuron AI biological map
3Q24
ACCEPTED
Roche and Genentech
Microglia AI biological map
4Q25

12-month outlook:

Sanofi: Potential for Recursion AI-driven molecules for **difficult and diverse protein targets** in I&I to **reach development candidate**

Roche & **Genentech**: Translating AI-driven insights into **novel biology and potential first-in-class programs**

9

Recursion

Vicki Goodman, M.D. appointed as Recursion CMO 10 • Seasoned Physician Executive: More than two decades of experience in oncology drug development and medical leadership, across Merck, Bristol Myers Squibb, GlaxoSmithKline, Exelixis, and Mural Oncology • Strategic Clinical Leadership: Former CMO and EVP; oversaw early- to late-stage clinical development, regulatory affairs, and biometrics across multi-asset pipelines • Proven Track Record: Development of KEYTRUDA® (pembrolizumab) (Merck), OPDIVO® (nivolumab) and YERVOY® (ipilimumab) (BMS), and guided dabrafenib (GSK) from early clinical expansion through regulatory approval • Regulatory Insight: Strategic background as a former Medical Officer at the U.S. Food and Drug Administration (FDA) • Clinical Foundation: M.D. from Albert Einstein College of Medicine; clinical training in internal medicine and hematology/oncology at the University of Michigan “I look forward to working with Najat, the leadership team, and the broader organization to advance the pipeline, support smart and disciplined development decisions, and help bring impactful new therapies to patients.”

REC-1245 Translating proof to products

RBM39 Degrader: Selective degradation of RBM39 impairs splicing, compromising DDR pathways and transcriptional regulation

Biological Rationale

- **RBM39 is a splicing factor essential for DDR network** and a c-Jun/ER/PR transcriptional coactivator
- **Overexpression of RBM39** in many solid tumors is **linked to poor survival**, highlighting it as a **key cancer driver**[1]
- REC-1245-induced RBM39 degradation leads to **DNA damage and cell death** in several genetic backgrounds / tumor types such as those w/ DDR deficiency

REC-1245 Opportunity

- REC-1245 is a **highly potent, first-in-class RBM39 degrader**
- **>100,000** addressable patients across US & EU5 - **solid tumor indications and lymphoma**[2]
- **Currently no RBM39 degraders approved by the FDA**


mRNA transcripts
RBM39
Skipped Exon (SE)
Alternative Splicing
(DDR Network)
Clinically-actionable
Mutations in DDR
(MSI, etc.)
DNA
Damage
(γH2AX)
G_2/M Cell Cycle Arrest
Fail
- DNA damage
G_1
Cell Cycle
M
S
G_2

12

1. Cui F et al. RBM39 is a potential prognostic biomarker with functional significance in hepatocellular carcinoma. Transl Cancer Res. 2024 Apr 30;13(4); Zhang R et al. Systematic pan-cancer analysis identifies RBM39 as an immunological and prognostic biomarker. J Cell Mol Med. 2022 Sep;26(18):4859-4871
2. Multiple biomarkers being explored

Recursion

REC-1245: Novel platform derived insight to unlocking comprehensive genomic instability vulnerabilities

Recursion OS Insight



CDK13
CDK12
RBM39
RBM39
CDK12
CDK13

Platform-derived novel target and degrader

- RBM39 loss phenocopies CDK12 deficiency
- RBM39 degrader: advanced from **204 compounds to candidate in 18 months**
- Translates phenomic insight into mechanism, with **rapid and potent RBM39 degradation in human PBMCs within 24 hours**[1]

Preclinical Insight

In vitro: Cell viability with REC-1245[2]



CTG IC_{50} (µM)
10
8
6
4
2
0
Epigenetic dysregulation
Cell cycle altered
DDR defects
Oncogenic drive
RS-low
NCI-H2081
OVK18
NCI-H841
SW-13
U2OS
A2780
NCI-H209
KYSE-70
NCI-H82
Saos-2
MDA-MB-361
NCI-H2227
KP4
SW1463
MV4;11
SU-DHL-10
A673
HEC-50B
COLO 684
HEC-1A
TOV-21G
HEC-251
C-33 A
CAL-51
RT4
T-47D
HepG2
VCaP
WIDR

Potential REC-1245 sensitivity based on genomic instability

- Emerging preclinical data uncover **replication stress and DNA repair vulnerability** as potential signatures for REC-1245 sensitivity

Preclinical Data

Ovarian CDX Model: OVK18 (MSI-H)



Tumor Volume (mm^3)
1,800
1,500
1,200
900
600
300
0
Vehicle
REC-1245 1 mg/kg BID
REC-1245 3 mg/kg BID
REC-1245 10 mg/kg BID
0
4
8
12
16
Days post treatment

REC-1245 induces significant tumor regressions in an ovarian CDX

- Model driven by elevated replication stress

1. Data not shown.
2. Cell lines were assigned to broad pathway dysregulation contexts based on 1 or more documented alteration from CCLE/GSDC databases

13

Recursion

Phase 1 Dose Escalation Update: Early data from monotherapy dose escalation with REC-1245

Key inclusion criteria

- **Unresectable, locally recurrent, or metastatic select solid tumors or select relapsed/refractory lymphoma**
- Progressed following, or intolerant to, available SoC treatments

ALL PATIENTS	N=16
Age (median)	**65**
Range	57-77
Advanced solid tumors	**16**
Tumor biomarker	
MSI-H and/or dMMR	7
MSS	9
Prior systemic therapy lines (median)	**4.5**

Ph 1A Monotherapy Dose-Escalation
Continuous once-daily dosing summary

Additional dose levels enrolling

Dose 4 QD

Dose 3 QD

Dose 2 QD

Dose 1 QD

Primary objective

- PK and safety

Secondary objective

- Anti-tumor activity

→ **ClinTech:** Ongoing RWE efficacy contextualization leveraging high-fidelity longitudinal EHR and claims data

14

Note: Data-cut off date 2026-03-31

Recursion.

15 Note: Data-cut off date 2026-03-31; All data summaries are reported for Safety Evaluable Population Preliminary Safety Data: REC-1245 well-tolerated with no DLTs across all evaluated doses to date Treatment-Related Adverse Event (TRAE) Patients (n=16) Patients with Any TRAE 10 (62.5%) Grade 1-2 9 (56.3%) Grade 3 1 (6.2%) Grade 4-5 0 (0.0%) • REC-1245 was well-tolerated • No DLTs reported across evaluated doses to date • No serious TRAE was reported • 90%+ of TRAEs were Grade 1 or 2 o Most common GI-related: constipation (12.5%, n=2), nausea (12.5%, n=2), vomiting (12.5%, n=2) o Most common non-GI related: fatigue (18.8%, n=3) • 6.2% (n=1) of patients experienced Grade 3 nausea and vomiting Preliminary safety and tolerability summary

Preliminary PK/PD summary • Predictable, dose-dependent exposure across evaluated patients to date • PK is supportive of QD dosing and exposures continue to increase with dose • Expect to achieve exposures consistent with tumor regression in mice within the next two dose levels • Pharmacodynamic assessments demonstrate target engagement 16 Early data suggests REC-1245 has predictable, dose dependent exposure Note: Data-cut off date 2026-03-31; N=16

REC-1245 (RBM39): Insight → early proof → next steps Biological insight: Platform-derived novel target and degrader, enabling synthetic lethality in genomically unstable cancers Early clinical proof: Well-tolerated with no DLTs in early Phase 1 dose escalation; Predictable, dose- dependent exposure to date What’s next: Continued Phase 1 dose escalation; data update in 2H26 17 Insight Proof points Next steps

REC-4539 Translating proof to products

LSD1i: Promising oncology target historically blocked by class-limiting on-target toxicity and poor CNS exposure

- Overexpression of LSD1, a pivotal epigenetic master regulator, promotes **tumor progression and immune evasion**
- Potential to **address high-impact indications** by targeting LSD1, where current therapies often fall short
  - E.g., small cell lung cancer (SCLC) and acute myeloid leukemia (AML)
- Opportunity to address **~45,000 patients** with treatable ES-SCLC in US+EU5 currently with **limited treatment options** post-progression



LSD1 Inhibitor
Leukemic Blast Cells
Differentiated Leukemic Cells
Combination Therapy
Cell Death
AML
SCLC
Epithelial
Mesenchymal
Neuroendocrine Cancer Cell
Quiescent Cancer Cell
Combination Therapy
Cell Death
NOTCH Signal
LSD1 Inhibitor

Challenges

Prior LSD1 inhibitors have had safety liabilities and limited CNS penetrance:

- On-target, dose-limiting thrombocytopenia linked to irreversible MOAs and long half lives
- Limited brain penetrance impacting >50% of SCLC patients who develop brain metastases

Opportunity

Overcome the **treatment-limiting clinical toxicity** observed with prior LSD1 inhibitors, **improving safety & maximizing efficacy:**

- By combining **reversibility** and **short half-life**
- With **CNS penetrance** to combat metastasis

19

Recursion

REC-4539: AI-enabled precision design to overcome class-limiting toxicity issues

Recursion OS Insight	Preclinical Insight	Preclinical Data



Sample frequency, $F_{x,\ sampled}$
Full frequency, $F_{x,\ full}$
Final coverage compounded, $C_{final}(x)/F_{x,\ sampled}$

414 novel compounds
to candidate ID

Precision designed to combine improved safety with CNS penetrance

- Leveraged AL-methods like Coverage Score[1] to select unbiased, information rich hits suitable for rapid multi-parameter optimization to design a unique candidate

Assay	DC Criteria	Competitor 1	Competitor 2	REC-4539
Brain : Plasma Ratio	>0.5	[red]	[red]	[green]
MDCK-MDR1 Efflux Ratio (Pgp)	<2	[yellow]	[yellow]	[green]
Predicted Human Half-life	QD dosing	[yellow]	[yellow]	[green]

Green: Meets or exceeds criteria; Yellow: Minor deviation; Red: Major deviation

Development Candidate (DC) Criteria:

- **Brain:plasma ratio:** green >0.5; red <0.5
- **MDCK-MDR1 efflux ratio (Pgp):** green <2; yellow >2-<10; red >10
- **Predicted half-life:** green <24 hours; yellow 24-48h hours; red >48 hours

Potential best-in-class LSD1i, with reduced risk of on-target toxicity

- Shorter-predicted human half-life vs competitors plus reversible MOA to manage on-target AEs (e.g. thrombocytopenia)
- Sufficient CNS exposures vs competitors



SCLC CDX Model: H1417
REC-4539 continuous
REC-4539 intermittent
Other LSD1i
Platelets (10^3/μL)
2000
1000
0
****
***
Control
1.65
3.3
6.6
3.85
7.7
15.4
0.03
25
[mg/kg]
REC-4539 BID, continuous
REC-4539 BID, 3on/4off
ORY IMG
QD, 5on/2off

REC-4539 has minimal impact on platelets in an SCLC CDX

- Well-tolerated, with similar preclinical efficacy to competitors[2]

20

1. Coverage Score: A Model Agnostic Method to Efficiently Explore Chemical Space, *J. Chem. Inf. Model.* 2022, 62, 18, 4391–4402. 2. Efficacy data not shown.

Recursion.

FPD in Phase 1 Dose Escalation: ENLYGHT Phase 1 trial in patients with select solid tumors including SCLC

Phase 1 Dose Escalation

ENLYGHT patient population; N = ~25

- Patients with solid tumors including SCLC and high grade neuroendocrine or small cell carcinomas non-lung origin[1]


Dose 1
Dose 2
Dose 3
Dose 4
Dose 5+
Enrichment cohort
(SCLC or high grade neuroendocrine)

- **Rapid data-driven program go/no-go** based on clinical safety profile observed in solid tumors
- REC-4539 **precision designed** to **avoid on-target thrombocytopenia** observed with competitor LSD1 inhibitors

Next steps

- Early safety and PK from monotherapy trial in 2H27

21

ENLYGHT: Dose Determining Study of EXS74539 (REC-4539) in Participants With Select Solid Tumors; NCT07517198

1. Other solid tumor types include: Non small cell lung cancer, triple negative breast cancer, squamous cell carcinoma liver cancer, prostate, ovarian, renal, head and neck, and gastric cancers.

Recursion

REC-4539 (LSD1): What’s next Biological insight: Shorter-predicted human half-life vs competitors plus potentially reversible MOA to manage dose-limiting thrombocytopenia Preclinical proof: Well-tolerated with minimal impact on platelets and similar preclinical efficacy to competitors in animal models What’s next: Early monotherapy safety and PK data in 2H27 22 Insight Proof points New medicines

Recursion OS Platform Scaling a differentiated AI-native product engine

AI-native product engine for drug discovery & development


CLINTECH
CHEMISTRY
BIOLOGY

30-60% faster enrollment for clinical trials

10-40% increase in eligible patient population

~90% fewer compounds synthesized[2]

~2x faster candidate advancement

10+ high-dimensional disease maps[1]

Multiple novel target programs, more upcoming

Vertically integrated, AI-native product engine

>50 petabytes of unified, multimodal data integrated across platform

1. *6 AI-derived maps of biology accepted by Roche and Genentech*
2. *Compared to industry average of over 2,500 compounds and 42 months*

24

Recursion

A scaled, closed-loop data engine for learning human biology Automated wet lab generates high-quality, perturbation-driven data to power predictive models 25 Wenkel F. et al, Nature Biotechnology 1 May 2026, DOI: 10.1038/s41587-026-03113-4 Recursion is a leader in generating perturbational data at scale • High content imaging/phenomics and transcriptomics provide a scalable readout of cellular state in response to chemical or genetic perturbations • Linking proprietary perturbative data with patient data creates rich, large scale multimodal data sets anchored in disease relevance • This data engine powers our state- of-the-art models to generate insights faster than traditional differential expression approaches Serves as the foundation for our AI and data moat, underpinning models like TxPert and TxFM to improve target selection, hit finding, and patient stratification

TxPert: Predicting biology before we run the experiment

New model **predicts** transcriptomic readouts for unseen perturbations

TxPert predicts cellular response to unseen perturbations



Published in *Nature Biotechnology*

Learns complex biology, moving beyond simple pattern recognition

- Grounded in biological knowledge graphs, including proprietary perturbation maps

Generalizes beyond training data

- SOTA published model in predicting unseen single perturbations; also on combinatorial effects and unseen cell contexts

Approaching experimental accuracy

- Predicted experimental results across 3 of 4 standard benchmark cell lines

Application: Models like TxPert unlock perturbation space too vast to test experimentally—predicting and prioritizing the right experiments before running them to **improve speed, cost, and probability of success**

26

Wenkel F. et al, *Nature Biotechnology* 1 May 2026, DOI: 10.1038/s41587-026-03113-4

Recursion.

TxFM: A biological foundation model that connects lab and patient biology

Presented at ICLR 2026

TxFM bridges the gap between lab perturbations and patient biology

State-of-the-art transcriptomics foundation model

Technical Achievements

- ✓ **Removes experimental noise**
- ✓ **Learns underlying biology at scale** (gene and pathway level)
- ✓ **Connects experimental perturbations to human disease**

Model Performance

TxFM **outperforms 16 other foundation models** and baselines

Surpasses models trained on datasets **10–100x larger**[1]

Potential to reduce experimental re-runs

Application: TxFM with potential to unlock deeper biology to enable patient grounded target identification, MoA understanding, patient stratification

[1] TxFM's perturbation representations were benchmarked against 16 foundation models and strong baselines using the Bendidi et al. (2024) benchmark across three held-out cell lines (HEPG2, Jurkat, RPE1). TxFM-B outperforms the best alternative model, Arc Institute's STATE-SE (Adduri et al., 2025), despite having nearly 4× fewer parameters and being trained on 100× less data. Kenyon-Dean, K. et al. ICLR 2026 Workshop on Foundation Models for Science.

27

Recursion

Financials Pairing bold ambition with disciplined execution

Cash runway to deliver on upcoming milestones 29 1. Cash, cash equivalents and restricted cash 2. Cash operating expense—defined as net cash used in operating activities less partnership inflows and transaction costs—is a non-GAAP financial measure. See Appendix for reconciliation of non-GAAP financial measures. 1Q26 expense and cash1 update • ~30% reduction in YoY cash opex2 to $85m in 1Q26 • $665 million in cash1 as of March 31, 2026 1Q26 partnership highlights • 5th Sanofi milestone: $4M for a lead series in a potential first-in-class oncology program Expected cash runway into early 2028, without additional financing Reiterating 2026 cash opex guidance of <$390m

Looking ahead

Expected upcoming milestones 2026 and 2027 pipeline and partnership catalysts 31 1. Data-driven decision for potential Phase 1 initiation Translate proof to products Partner & Product catalysts – 2026 & 2027 Potential for AI-driven molecules to reach development candidate and late-stage discovery milestones Translating AI-driven insights from biology maps into potential first-in-class programs REC-4539 (LSD1i) Mono - Early safety and PK 2H 2026 1H 2026 2H 2027 1H 2027 REC-4881 (MEK1/2i) Additional clinical data REC-617 (CDK7i) Combo - early safety and PK REC-3565 (MALT1i) Mono - early safety and PK REC-4881 (MEK1/2i) Update on FDA engagement 2026 2027 Go/no-go decision1 REC-7735 (PI3K⍺ H1047Ri) REC-102 (ENPP1i) REC-1245 (RBM39 degrader) Additional Ph 1 dose escalation data REC-4881 (MEK1/2i) Initial engagement with FDA REC-1245 (RBM39 degrader) Mono - early safety and PK Scaling a differentiated AI-native product engine

32 THANK YOU

Non-GAAP Financial Measures To supplement our financial statements prepared in accordance with U.S. GAAP, we monitor and consider operating cash burn, which is a non-GAAP financial measure. We define operating cash expense as the net cash used in operating activities, excluding non-ordinary course transaction costs and partnership cash inflows. This non-GAAP financial measure is not based on any standardized methodology prescribed by U.S. GAAP and is not necessarily comparable to similarly- titled measures presented by other companies. We believe operating cash expense to be a liquidity measure that provides useful information to management and investors about the amount of cash consumed by the operations of the business. A limitation of using this non-U.S. GAAP measure is that operating cash expense does not represent the total change in cash and cash equivalents for the period because it excludes cash provided by or used for other investing and financing activities. We account for this limitation by providing information about our capital expenditures and other investing and financing activities in the statements of cash flows in our financial statements. Additionally, we reconciled operating cash burn below to net cash used in operating activities, the most directly comparable U.S. GAAP financial measure. In addition, it is important to note that other companies, including companies in our industry, may not use operating cash expense, may calculate operating cash expense in a different manner than we do or may use other financial measures to evaluate their performance, all of which could reduce the usefulness of operating cash expense as a comparative measure. Because of these limitations, operating cash burn should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with U.S. GAAP. Appendix 34